EXHIBIT 10.17

When recorded return to:

S&W Seed Company
25552 South Butte Avenue
Five Points, California 93624

GENERAL WARRANTY DEED

FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, Pioneer Hi-Bred International, Inc., an Iowa corporation (hereinafter referred to as the "Grantor"), hereby grants, bargains, sells, and conveys unto, S&W Seed Company, a Nevada corporation, whose current address is 25552 South Butte Avenue, Five Points, California 93624 (hereinafter referred to as the "Grantee"), the following described real property, located in Canyon County, Idaho, to wit (hereinafter referred to as the "Premises"):

See Exhibit A attached hereto and incorporated herein by this reference.

Together with all of Grantor's right, title and interest in and to the tenements, hereditaments, and appurtenances thereunto belonging or in anywise appertaining, the reversion and reversions, remainder and remainders, rents, issues, and profits thereof; and all estate, right, title, and interest in and to the Premises, as well in law as in equity.

TO HAVE AND TO HOLD the Premises with its appurtenances unto Grantee, its successors, heirs and assigns, forever.

SUBJECT TO the "Approved Exceptions", which shall mean: (a) general taxes and assessments, which are not yet due and payable, (b) matters that would be disclosed by an inspection or survey of the Premises, and (c) existing patent reservations, easements, rights of way, all other matters of record, and those exceptions listed on Exhibit B attached hereto and incorporated herein.

And Grantor does hereby covenant to and with Grantee, that Grantor is owner in fee simple of the Premises; that the Premises are free from all encumbrances except the Approved Exceptions; and that Grantor shall and will warrant and defend the quiet and peaceful possession of said Premises by Grantee, against all lawful claims whatsoever except as excluded or excepted herein.

[Signature page follows]

DATED effective as of the 31st day of December, 2014.

GRANTOR:

Pioneer Hi-Bred International, Inc., an Iowa corporation

__________________________________________
By: ___________________________________________
Its: _______________________________________________

__________________________________________
By: ___________________________________________
Its: _______________________________________________

STATE OF ________________________, County of __________________

This record was acknowledged before me this ________ day of _______________, _______, by
___________________________________________________________________________________
as _________________________________________________________________________________
of _________________________________________________________________________________.

____________________________________________
Signature of Notary Public

STATE OF ________________________, County of __________________

This record was acknowledged before me this ________ day of _______________, _______, by
___________________________________________________________________________________
as _________________________________________________________________________________
of _________________________________________________________________________________.

____________________________________________
Signature of Notary Public

GENERAL WARRANTY DEED - 2

EXHIBIT A

LEGAL DESCRIPTION

Parcel I:

The West 220 feet of the East 1022 feet of the Southeast quarter of the Northeast quarter of Section 16, Township 2 North, Range 2 West, Boise Meridian, Canyon County, Idaho; and

A portion of the Southeast quarter of the Northeast quarter of Section 16, Township 2 North, Range 2 West of the Boise Meridian, Canyon County, Idaho, being more particularly described as follows:

Commencing at the Southeast corner of said Southeast quarter of the Northeast quarter of Section 16; thence

South 89°55'04" West along the South line of said Southeast quarter of the Northeast quarter a distance of 1022.00 feet to the True Point of Beginning; thence continuing

South 89°55'04" West along said South line, a distance of 30.00 feet to a point; thence

North on a line parallel to the East line of said Southeast quarter of the Northeast quarter of Section 16, a distance of 190.00 feet to a point; thence

North 89°55'04" East, along a line parallel with the South line of said Southeast quarter of the Northeast quarter, a distance of 30.00 feet; thence

South along a line parallel to the East line of said Southeast quarter of the Northeast quarter, a distance of 190.00 feet to the True Point of Beginning.

Parcel II:

A parcel of land located in the Southeast quarter of the Northeast quarter of Section 16, Township 2 North, Range 2 West of the Boise Meridian, Canyon County, Idaho, and is more particularly described as follows:

Commencing at the East quarter corner of said Section 16, being a P.K. Nail and the centerline intersection of Lake Shore Drive and 12th Avenue South; thence

South 89°55'04" West along the South line of said Southeast quarter of the Northeast quarter, and the centerline of Lake Shore Drive, a distance of 1022.00 feet to a P.K. Nail, being the True Point of Beginning; thence continuing

South 89°55'04" West along said South line of the Southeast quarter of the Northeast quarter and the centerline of Lake Shore Drive, a distance of 300.20 feet to the Southwest corner of said parcel, being a 5/8 inch steel pin, from whence a 1/2 inch steel pin bears

North 0°06'20" West, a distance or 33.00 feet; thence leaving said South line of the Southeast quarter of the Northeast quarter and the centerline of Lake Shore Drive

North 0°06'20" West, along the West line of said Southeast quarter of the Northeast quarter, a distance of 1324.04 feet to the Northwest corner of said parcel being a 5/8 inch steel pin, and the Northeast 1/16 corner of said Section 16; thence

North 89°55'27" East along the North line of said Southeast quarter of the Northeast quarter, a distance of 302.64 feet to the Northeast corner of said parcel, being a 1/2 inch steel pin; thence

South and parallel with the East line of said Southeast quarter of the Northeast quarter, a distance of 1324.01 feet to the True Point of Beginning.

Excepting Therefrom:

A portion of the Southeast quarter of the Northeast quarter of Section 16, Township 2 North, Range 2 West of the Boise Meridian, Canyon County, Idaho, being more particularly described as follows:

Commencing at the Southeast corner of said Southeast quarter of the Northeast quarter of Section 16; thence

South 89°55'04" West along the South line of said Southeast quarter of the Northeast quarter a distance of 1022.00 feet to the True Point of Beginning; thence continuing

South 89°55'04" West along said South line, a distance of 30.00 feet to a point; thence

EXHIBIT A TO GENERAL WARRANTY DEED - 3

EXHIBIT A (continued)

LEGAL DESCRIPTION

North on a line parallel to the East line of said Southeast quarter of the Northeast quarter of Section 16, a distance of 190.00 feet to a point; thence

North 89°55'04" East, along a line parallel with the South line of said Southeast quarter of the Northeast quarter, a distance of 30.00 feet; thence

South along a line parallel to the East line of said Southeast quarter of the Northeast quarter, a distance of 190.00 feet to the True Point of Beginning.

EXHIBIT A TO GENERAL WARRANTY DEED - 4

EXHIBIT B

PERMITTED EXCEPTIONS

1. Taxes, including any assessments collected therewith, for the year 2014 for which the first installment is paid and the second installment is due and payable on or before June 20, 2015.

2. The land described herein is located within the boundaries of Nampa-Meridian Irrigation District (208-466-7861) and is subject to any assessments levied thereby. None are due and payable.

(Affects Parcels I and II)

3. Claims, if any, against, or adverse to, Grantee's title in, or to, water rights or entitlements to use water appurtenant to, or beneficially used upon, the Premises.

4. An easement for the purpose shown below and rights incidental thereto as set forth in document.

Granted to: Idaho Power Company, a corporation

Purpose: A right of way and easement for the erection and continued operation, maintenance, repair, alteration, inspection and replacement of the electric transmission, distribution and telephone lines and circuits attached to poles or other supports, together with guys, crossarms and other attachments and incidental equipment thereon and appurtenances, with the right to permit the attachment of the wires and fixtures of other companies or parties

Recorded: October 27, 1966

Instrument No.: 587304

Book 51 of Miscellaneous Records at Page 25, records of Canyon County, Idaho.

(Affects Parcels I and II)

NOTE: The exact location and extent of said easement is not disclosed of record.

5. An easement for the purpose shown below and rights incidental thereto as set forth in document.

Granted to: Idaho Power Company, a corporation

Purpose: A right of way and easement for the erection and continued operation, maintenance, repair, alteration, inspection and replacement of the electric transmission, distribution and telephone lines and circuits attached to poles or other supports, together with guys, crossarms and other attachments and incidental equipment thereon and appurtenances, with the right to permit the attachment of the wires and fixtures of other companies or parties

Recorded: February 4, 1974

Instrument No.: 722431, records of Canyon County, Idaho.

(Affects Parcel I)

NOTE: The exact location and extent of said easement is not disclosed of record.

6. Record of Survey recorded April 8, 1991 as Instrument No. 9106514, records of Canyon County, Idaho.

(Affects Parcel II)

7. An easement for the purpose shown below and rights incidental thereto as set forth in document.

Granted to: Idaho Power Company, a corporation

Purpose: A permanent and perpetual easement and right of way, sufficient in width to install and maintain an underground electric power line, including the perpetual right to enter upon the real estate, at all reasonable times, to construct, maintain and repair underground power lines over, through, under and across said lands, together with the right to excavate and refill ditches and trenches for the location of said power lines, and the further right to remove trees, bushes, sod, flowers and shrubbery

Recorded: May 20, 1992

Instrument No.: 9211041, records of Canyon County, Idaho.

(Affects Parcel II)

EXHIBIT B TO GENERAL WARRANTY DEED - 5

EXHIBIT B (continued)

PERMITTED EXCEPTIONS

8. Record of Survey recorded January 31, 1996 as Instrument No. 9603453, records of Canyon County, Idaho.

(Affects Parcels I and II)

9. An easement for the purpose shown below and rights incidental thereto as set forth in document.

Granted to: Idaho Power Company, a corporation

Purpose: Right-of-way and easement for the erection and continued operation, maintenance, repair, alteration (including but not limited to, voltage or capacity upgrades and additional structures, and/or new structure locations), inspection and replacement of overhead and/or underground electrical transmissions, distribution, and communications lines and circuits attached to towers, poles, props, guys, or other supports, together with crossarms and other attachments and incidental equipment thereon

Recorded: April 8, 2008

Instrument No.: 2008019012, records of Canyon County, Idaho.

(Affects Parcel II)

10. Rights of tenants in possession, as tenants only, under prior unrecorded leases.

11. The following matters, and any rights, easements, interests or claims which may exist by reason thereof, disclosed by an ALTA/ACSM Land Title Survey made by Mason & Stanfield, Inc. on December 10, 2014, designated as Job No. SE0514:

a. Ditch crossing the northerly boundary of the subject parcels;

b. 3' Drain Ditch crossing the northerly boundary of the subject parcels;

c. 3' Concrete Ditch crossing the northerly boundary of the subject parcels;

d. Gravel Road crossing the westerly and northerly boundaries of the subject parcels;

e. 25.0' prescriptive easement for the existing road (Lake Shore Drive).

EXHIBIT B TO GENERAL WARRANTY DEED - 6